Exhibit 99.2

PDS Biotechnology Welcomes Matthew Hill as Chief Financial Officer

Florham Park, NJ, October 6, 2021 - PDS Biotechnology Corporation (Nasdaq: PDSB), a clinical-stage immunotherapy company developing novel cancer therapies based on the Company’s proprietary Versamune® T-cell activating technology, today announced that Matthew Hill will join PDS Biotech as its Chief Financial Officer (CFO) effective as of October 18, 2021, to lead the company’s financial strategy through its next phase of growth.

Mr. Hill brings more than 25 years of experience in finance and operational leadership roles for life science companies.  He is joining PDS Biotech after spending the last several years at Strata Skin Sciences (Nasdaq: SSKN) as their Chief Financial Officer, where he led the financial vision and strategy for the medical device company.  Prior to joining Strata Skin Sciences, he held CFO roles at several companies, including Velcera (Nasdaq: VLCR) prior to its acquisition by the Perrigo Company, and EP Medsystems (Nasdaq: EMPD) prior to its acquisition by St. Jude Medical, where he also served as the VP of Operations.  Mr. Hill holds a Bachelor of Science in accounting from Lehigh University.

“Given the promise of the Versamune® platform in oncology, I’m excited to bring my experience with life science companies to PDS Biotech’s next chapter. PDS has achieved significant milestones in the last year and am energized to contribute my expertise and leadership to direct PDS Biotech’s financial strategy to facilitate its next phase of growth,” said Hill.

“We are focused on developing and commercializing novel and more effective treatments for cancer,” said PDS Biotech President and CEO Dr. Frank Bedu-Addo, “Matt’s extensive experience with growth-stage healthcare and life science companies will provide PDS Biotech with solid financial leadership and I look forward to working closely with Matt to fulfill the promise demonstrated thus far of bringing novel oncology products to the market.”

Mr. Hill will replace Seth Van Voorhees in the role of CFO.  Dr. Bedu-Addo continued, “On behalf of our board of directors, we would like to thank Seth for his service to the company and wish him continued success in his future endeavors.”

About PDS Biotechnology

PDS Biotech is a clinical-stage immunotherapy company developing a growing pipeline of cancer immunotherapies based on the Company’s proprietary Versamune® T-cell activating technology platform. Our Versamune®-based products have demonstrated the potential to overcome the limitations of current immunotherapy by inducing in vivo, large quantities of high-quality, highly potent polyfunctional tumor specific CD4+ helper and CD8+ killer T-cells. PDS Biotech has developed multiple therapies, based on combinations of Versamune® and disease-specific antigens, designed to train the immune system to better recognize diseased cells and effectively attack and destroy them.  The company’s pipeline products address various cancers including breast, colon, lung, prostate and ovarian cancers.  To learn more, please visit www.pdsbiotech.com or follow us on Twitter at @PDSBiotech.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® based products; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® based products and the Company’s or monitoring committees’ or other third parties’ interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment, significance of milestones, and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim results, which are not necessarily indicative of the final results of the Company’s ongoing clinical trials;  any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical  results from its clinical development programs and any collaboration studies; the acceptance by the market of the Company’s product candidates, if approved; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, the Company’s product candidates; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Media & Investor Relations Contact:

Deanne Randolph
PDS Biotech
Phone: +1 (908) 517-3613
Email: drandolph@pdsbiotech.com

Rich Cockrell
CG Capital
Phone: +1 (404) 736-3838
Email: rich@cg.capital